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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 16, 2003 (Date of earliest event reported) Commission file number: 0-23329

                             Charles & Colvard, Ltd.
             (Exact name of registrant as specified in its charter)

                North Carolina                                56-1928817
          (State or other jurisdiction of                  (I.R.S. Employer
           incorporation or organization)                 Identification No.)

                        3800 Gateway Boulevard, Suite 310
                        Morrisville, North Carolina 27560
                    (Address of principal executive offices)
                                   (Zip code)

                                 (919) 468-0399
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

        (c) Exhibits.

            Exhibit No.                       Description of Exhibit

            99.1                              Press Release dated April 16, 2003

Item 9.  Regulation FD Disclosure (Information provided pursuant to Item 12)

         On April 16, 2003, Charles & Colvard, Ltd. issued a press release regarding its financial results for its fiscal 2003 first quarter, ended March 31, 2003. A copy of this press release is attached as Exhibit 99.1.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             Charles & Colvard, Ltd.

                                             By: /s/ James R. Braun
                                                 -------------------------------
                                                 James R. Braun
                                                 Vice President of Finance and
                                                 Chief Financial Officer

Date:    April 16, 2003